EXHIBIT 4.62

         AMENDMENT TO LETTER OF INTENT WITH AMERA RESOURCES CORPORATION
                              DATED APRIL 8, 2004




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                           AMERA RESOURCES CORPORATION
                      SUITE 709 - 837 WEST HASTINGS STREET
                                 VANCOUVER, B.C.
                                     V6C 3N6






April 8, 2004


IMA Exploration Inc.
Suite 709, 837 West Hastings Street
Vancouver, B.C.
V6C 3N6

Attention:        Mr. R. (Tookie) Stuart Angus
                  Director
-----------------------------------------------

- and -


Inversiones Mineras Argentinas S.A.
Av. Ignacio De la Roza 670 (E)
San Juan, San Juan Province, 5400
Argentina

Attention:        Ms. Isabel Chiarantano,
                  Director
-----------------------------------------------

Gentlemen:

RE:      Letter of Intent dated March 6, 2003 and Amendment dated
         September 30, 2003 (collectively the "Letter of Intent") regarding Mogote Property located in the San Juan Province of Argentina (the "Property") made between Amera Resources Corporation (the "Optionee") and IMA Exploration Inc. and Inversiones Mineras Argentinas S.A. (collectively the "Optionor")
--------------------------------------------------------------------------------

This will confirm that we have agreed to amend the terms of the Letter of Intent in the following respects:

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                                      -2-

1. The parties agree that further to section 2.1 of the Letter of Intent that grants to the Optionee a 51% undivided interest in and to the Property, the Optionor hereby grants to the Optionee a further irrevocable option to earn an additional 24% undivided interest in the Property free and clear of all liens, charges, royalties, encumbrances and claims (subject only to the terms and conditions of the Underlying Option agreement in accordance with the terms and conditions of this amendment of the Letter of Intent.

2. Further to section 3.1 of the Letter of Intent, the parties agree that the Optionee may exercise the option to earn an additional 24% by (i) satisfying the terms and conditions as stated in the Letter of Intent to firstly acquire a 51% interest in the Property; (ii) issuing to IMA Exploration Inc. an aggregate 300,000 common shares in the capital stock of the Optionee; and, by (iii) incurring an aggregate of Three Million Dollars USD (US$3,000,000) in exploration and development expenditures on the Property. The Optionee commits to incur first One Million Dollars USD (US$1,000,000) in expenditures on or before May 31, 2005. The exploration expenditure instalments to be incurred on or before the dates specified below:


==================================================================================================
DATE FOR COMPLETION              NUMBER OF COMMON SHARES TO       MINIMUM EXPLORATION AND
                                         BE ISSUED            DEVELOPMENT EXPENDITURES TO BE
                                                                         INCURRED
--------------------------------------------------------------------------------------------------
Approval Date                             300,000                           --
--------------------------------------------------------------------------------------------------
May 30, 2005                                Nil                      US$  1,000,000*
--------------------------------------------------------------------------------------------------
May 30, 2006                                Nil                       US$  1,000,000
--------------------------------------------------------------------------------------------------
May 30, 2007                                Nil                       US$  1,000,000
--------------------------------------------------------------------------------------------------
                            TOTAL         300,000                      US$3,000,000
==================================================================================================
*  Commitment to incur first year expenditures by May 30, 2005.



3. Section 3.5 of the Letter of Intent is hereby amended by adding the following: "Upon issuing the Shares and incurring the expenditures set out in paragraph 2 above, the Optionee shall have earned a 75% undivided interest in and to the Property."

4. Capitalized terms and expression used herein but no expressly defined herein shall have the same meanings as set out in the Letter of Intent.

5. In all other respects, the terms and conditions of the Letter of Intent shall remain in full force and effect.

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                                      -3-


Please indicate you acceptance by signing this letter where indicated below and returning to us the enclosed copy duly signed.

Yours very truly,

AMERA RESOURCES CORPORATION

Per:

/s/ NIKOLAOS CACOS

Nikolaos Cacos,
President and Chief Executive Officer


Terms and conditions approved as of the date first above written.

IMA EXPLORATION INC.                        INVERSIONES MINERAS
                                            ARGENTINAS S.A.




Per:   /s/ ROBERT STUART (TOOKIE) ANGUS     Per: /s/ ISABEL CHIARANTANO
    ------------------------------------        --------------------------------
      Authorized Signatory                      Isabel Chiarantano, Director